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                                                                    EXHIBIT 23.2





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 3, 1998 included in American Residential Services, Inc.'s Form 8-K/A filed July 24, 1998, and to all references to our Firm included in this Registration Statement.

/s/ Watkins, Meegan, Drury & Company, L.L.C.

WATKINS, MEEGAN, DRURY & COMPANY, L.L.C.

Bethesda, Maryland
November 20, 1998